FAIR VALUE	12 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
FAIR VALUE
6. FAIR VALUE

Fair Value of Assets and Liabilities

The fair value of cash and cash equivalents, accounts receivable, current loan receivables, accounts payable, commercial paper and borrowings under revolving credit facilities are estimated to equal their carrying amounts due to the short maturity of those instruments. Non-current loan receivables are recorded based on what the Company expects to receive, which approximates fair value. The Company regularly evaluates the credit quality and collection profile of its customers to approximate fair value.

As of September 30, the estimated fair value of long-term debt at NJNG and NJR, including current maturities, excluding finance leases and debt issuance costs, is as follows (1):

(Thousands)	2020	2019
NJNG (2) (3)
Carrying value	$1,092,845	$892,845
Fair market value	$1,271,715	$984,129
NJR (4)
Carrying value	$1,010,000	$550,000
Fair market value	$1,146,033	$584,735
(1)See Note 9. Debt for a reconciliation to long-term and short-term debt.
(2)Excludes finance leases of $74.2 million and $35.4 million as of September 30, 2020 and September 30, 2019, respectively.
(3)Excludes NJNG's debt issuance costs of $9.2 million and $9 million as of September 30, 2020 and September 30, 2019, respectively.
(4)Excludes NJR's debt issuance costs of $3.4 million and $2 million as of September 30, 2020 and September 30, 2019, respectively.
Clean Energy Ventures enters into transactions to sell certain commercial solar assets and lease the assets back for a term specified in the lease. These transactions are considered financing obligations for accounting purposes and are recorded within long-term debt on the Consolidated Balance Sheets. The estimated fair value of solar asset financing obligations as of September 30, 2020 and September 30, 2019 was $149.2 million and $98.6 million, respectively.

The Company utilizes a discounted cash flow method to determine the fair value of its debt. Inputs include observable municipal and corporate yields, as appropriate for the maturity of the specific issue and the Company's credit rating. As of September 30, 2020, NJR discloses its debt within Level 2 of the fair value hierarchy.

Fair Value Hierarchy

The Company applies fair value measurement guidance to its financial assets and liabilities, as appropriate, which include financial derivatives and physical commodity contracts qualifying as derivatives, available for sale securities and other financial assets and liabilities. In addition, authoritative accounting literature prescribes the use of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value based on the source of the data used to develop the price inputs.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to inputs that are based on unobservable market data and includes the following:

Level 1Unadjusted quoted prices for identical assets or liabilities in active markets. The Company’s Level 1 assets and liabilities include exchange traded natural gas futures and options contracts, listed equities and money market funds. Exchange traded futures and options contracts include all energy contracts traded on the NYMEX, CME and ICE that the Company refers to internally as basis swaps, fixed swaps, futures and financial options that are cleared through a FCM.

Level 2Other significant observable inputs, such as interest rates or price data, including both commodity and basis pricing that is observed either directly or indirectly from publications or pricing services. The Company’s Level 2 assets and liabilities include over-the-counter physical forward commodity contracts and swap contracts, SREC forward sales or derivatives that are initially valued using observable quotes and are subsequently adjusted to include time value, credit risk or estimated transport pricing components for which no basis price is available. Level 2 financial derivatives consist of transactions with non-FCM counterparties (basis swaps, fixed swaps and/or options). Inputs are verifiable and do not require significant management judgment. For some physical commodity contracts, the Company utilizes transportation tariff rates that are publicly available and that it considers to be observable inputs that are equivalent to market data received from an independent source. There are no significant judgments or adjustments applied to the transportation tariff inputs and no market perspective is required. Even if the transportation tariff input were considered to be a “model,” it would still be considered to be a Level 2 input as the data is:

•widely accepted and public;
•non-proprietary and sourced from an independent third party; and
•observable and published.

These additional adjustments are generally not considered to be significant to the ultimate recognized values.

Level 3Inputs derived from a significant amount of unobservable market data. These include the Company’s best estimate of fair value and are derived primarily through the use of internal valuation methodologies.

Financial derivative portfolios of NJNG and Energy Services consist mainly of futures, options and swaps. The Company primarily uses the market approach and its policy is to use actively quoted market prices when available. The principal market for its derivative transactions is the natural gas wholesale market; therefore, the primary sources for its price inputs are CME, NYMEX and ICE. Energy Services uses Platts and Natural Gas Exchange for Canadian delivery points. However, Energy Services also engages in transactions that result in transporting natural gas to delivery points for which there is no actively quoted market price. In most instances, the transportation cost to the final delivery location is not significant to the overall valuation. If required, Energy Services’ policy is to use the best information available to determine fair value based on internal pricing models, which would include estimates extrapolated from broker quotes or other pricing services.
The Company also has other financial assets that include listed equities, mutual funds and money market funds for which there are active exchange quotes available.

When the Company determines fair values, measurements are adjusted, as needed, for credit risk associated with its counterparties, as well as its own credit risk. The Company determines these adjustments by using historical default probabilities that correspond to the applicable S&P issuer ratings, while also taking into consideration collateral and netting arrangements that serve to mitigate risk.

Assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(Thousands)	(Level 1)	(Level 2)	(Level 3)	Total
As of September 2020:
Assets
Physical commodity contracts	$—	$7,796	$—	$7,796
Financial commodity contracts	18,279	500	—	18,779
Financial commodity contracts - foreign exchange	—	84	—	84
Money market funds	112,291	—	—	112,291
Other	1,840	—	—	1,840
Total assets at fair value	$132,410	$8,380	$—	$140,790
Liabilities
Physical commodity contracts	$—	$32,517	$—	$32,517
Financial commodity contracts	14,593	—	—	14,593
Financial commodity contracts - foreign exchange	—	107	—	107
Total liabilities at fair value	$14,593	$32,624	$—	$47,217
As of September 30, 2019:
Assets
Physical commodity contracts	$—	$8,624	$—	$8,624
Financial commodity contracts	20,028	3,876	—	23,904
Financial commodity contracts - foreign exchange	—	1	—	1
Other (1)	1,706	—	—	1,706
Total assets at fair value	$21,734	$12,501	$—	$34,235
Liabilities
Physical commodity contracts	$—	$40,426	$—	$40,426
Financial commodity contracts	35,732	—	—	35,732
Financial commodity contracts - foreign exchange	—	286	—	286
Total liabilities at fair value	$35,732	$40,712	$—	$76,444
(1)Includes money market funds.

See Note 5. Derivative Instruments for additional details.